                                  EXHIBIT 4.1

Number ___________          Somera Communications, Inc.(TM)   ___________ Shares



INCORPORATED UNDER THE LAWS OF                             SEE REVERSE FOR
    THE STATE OF DELAWARE                                CERTAIN DEFINITIONS
                                                            CUSIP 834458 10 1


     THIS CERTIFIES THAT ___________________________ is the owner of ___________________________________ fully paid and non-assessable shares of
Common Stock, $0.001 par value, of Somera Communications, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:




/s/ GARY J. OWEN                                       /s/ DAN FIRESTONE
-------------------------                              ------------------------
Chief Financial Officer                                Chief Executive Officer

                          Somera Communications, Inc.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  --  as tenants in common                                        UNIF GIFT MIN ACT --   _____________Custodian ____________
TEN ENT  --  as tenants by the entireties                                                           (Cust)                (Minor)
JT TEN   --  as joint tenants with rights                                                       under Uniform Gifts to Minors
             of survivorship and not as tenants in common                                       Act _______________________________
                                                                                                                (State)
                                                                         UNIF TRF MIN ACT --   _________Custodian (until age______)
                                                                                                 (Cust)
                                                                                               ____________ under Uniform Transfers
                                                                                                  (Minor)
                                                                                                to Minors Act ______________________
                                                                                                                     (State)
                              Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________


                                        X_______________________________________

                                        X_______________________________________

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By___________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.